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                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Esterline Technologies Corporation (the "COMPANY") on Form 10-K for the fiscal year ended October 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Robert W. Cremin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 6, 2006


                                        By: /s/ Robert W. Cremin
                                            ------------------------------------
                                            Robert W. Cremin
                                            Chairman, President and
                                            Chief Executive Officer